LOAN RESTRUCTURING AGREEMENT

THIS LOAN RESTRUCTURING AGREEMENT (this “Agreement”) is entered into this 9th day of February, 2010 by and among US Dataworks, Inc., a Nevada corporation (the “Company”), John L. Nicholson, M.D., a Director of the Company (“Nicholson”), and Charles E. Ramey, the Chairman and Chief Executive Officer of the Company (“Ramey”).  The Company, Nicholson and Ramey are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

WITNESSETH:

WHEREAS, Nicholson previously loaned the Company $2,995,000 pursuant a secured refinance note dated August 13, 2008 executed by the Company, as amended by those certain Note Modification Agreements dated February 19, 2009 , May 20, 2009, June 26, 2009 and December 18, 2010 (the “Nicholson Refinance Note”); and

WHEREAS, Ramey previously loaned the Company $708,500 pursuant to a secured refinance note dated August 13, 2008 executed by the Company, as amended by those certain Note Modification Agreements dated February 19, 2009 , May 20, 2009, June 26, 2009 and December 18, 2010 (the “Ramey Refinance Note” and collectively with the Nicholson Refinance Note, the “Refinance Notes”); and

WHEREAS, Ramey previously made an additional loan to the Company in the amount of $500,000 pursuant to that certain 8.75% Promissory Note dated September 25, 2007 executed by the Company, as amended by those certain Note Modification Agreements dated May 20, 2009 and June 26, 2009 (the “Second Ramey Note” and collectively with the Refinance Notes, the “Insider Notes”); and

WHEREAS, in connection with the execution and delivery of the Insider Notes, the Parties entered into the following additional agreements (collectively with the Insider Notes, the “Insider Loan Documents”):

That certain Note Purchase Agreement dated August 13, 2008 (the “Note Purchase Agreement”);

That certain Security Agreement dated August 13, 2008 (the “Security Agreement”);

That certain Collateral Agency Agreement dated August 13, 2008 (the “Collateral Agency Agreement”);

That certain Reimbursement and Indemnity Agreement dated August 13, 2008 (the “Reimbursement Agreement”);

That certain Common Stock Purchase Warrant dated effective as of June 26, 2009 issued to Nicholson (the “Nicholson Warrant”); and

That certain Common Stock Purchase Warrant dated effective as of June 26, 2009 issued to Ramey (the “Ramey Warrant”); and

WHEREAS, in connection with the Company entering into a term loan and revolving line credit facility with Silicon Valley Bank (the “SVB Credit Facility”), the Company has agreed to make certain principal payments on the Insider Notes from the proceeds therefrom and the Company, Nicholson and Ramey have agreed to restructure the loans represented by the Insider Notes, modify the Loan Documents and enter into certain other agreements, all as provided herein;

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Nicholson and Ramey hereby agree as follows:

1.           Modifications to the Nicholson Refinance Note.  The following modifications to the Nicholson Refinance Note are made and agreed to by the Company and Nicholson effective as of the date hereof:

(a)          Principal Balance.  Nicholson acknowledges receipt of principal payments on the Nicholson Refinance Note made in January 2010 and on the date hereof totaling $610,000, leaving the Nicholson Refinance Note with an outstanding principal balance of $2,295,000 as of the date hereof.  As used in the Nicholson Refinance Note, the term “Principal” shall mean $2,295,000 as further reduced by additional principal payments, if any, made after the date hereof but prior to the Maturity Date.

(b)          Maturity Date Extended.  Section 1 of the Nicholson Refinance Note shall be deleted in its entirety and replaced with the following:

“1.
MATURITY.  On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to the outstanding Principal plus any accrued and unpaid Interest through such date.  The “Maturity Date” shall be January 1, 2014 (the “Maturity Date”).  The Company may prepay any portion of the outstanding Principal prior to the Maturity Date without penalty.”

(c)          Interest Rate Reduction.  Section 20(g) of the Nicholson Refinance Note shall be deleted in its entirety and replaced with the following:

“(g)
“Interest Rate” means (i) twelve percent (12%) per annum until the Principal is reduced to $1,905,000 or lower and (ii), as of the date the Principal is reduced to $1,905,000 or lower, ten percent (10%) per annum.”

(d)           Subordination Legend.  The following legend is added to the front of the Nicholson Refinance Note:

“THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED FREBRUARY 9, 2010 BETWEEN SILICON VALLEY BANK, JOHN L. NICHOLSON AND CHARLES E. RAMEY.”

(e)           Amendments.  Section 8 of the Nicholson Refinance Note shall be deleted in its entirety and replaced with the following:

“9.           AMENDMENTS.  The terms and provisions of this Note may be amended by a written agreement signed by the Company and the Holder.”

2.            Cancellation of Second Ramey Note.  The Company and Ramey hereby acknowledge and agree that the Second Ramey Note has an outstanding principal balance of $500,000 as of the date hereof.  The Company and Ramey further agree that, effective as of the date hereof, this outstanding principal amount shall be added to the principal balance of the Ramey Refinance Note and the Second Ramey Note will be cancelled and terminated and shall be of no further force or effect.  The Company will promptly pay all accrued and unpaid interest on the Second Ramey Note through the date hereof.  Ramey shall promptly deliver to the Company the originally executed copy of the Second Ramey Note (and any copies thereof) marked “paid in full.”

3.            Modifications to the Ramey Refinance Note.  The following modifications to the Ramey Refinance Note are made and agreed to by the Company and Ramey effective as of the date hereof:

(a)          Principal Balance.  Ramey acknowledges receipt of principal payments on the Ramey Refinance Note made in January 20101 and on the date hereof totaling $390,000, leaving the Ramey Refinance Note with an outstanding principal balance of $797,245 as of the date hereof (after adding the principal balance of the Second Ramey Note to the principal balance of the Ramey Refinance Note).  As used in the Ramey Refinance Note, the term “Principal” shall mean $797,245 as further reduced by additional principal payments, if any, made after the date hereof but prior to the Maturity Date.

(b)          Maturity Date Extended.  Section 1 of the Ramey Refinance Note shall be deleted in its entirety and replaced with the following:

“1.
MATURITY.  On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to the outstanding Principal plus any accrued and unpaid Interest through such date.  The “Maturity Date” shall be January 1, 2014 (the “Maturity Date”).  The Company may prepay any portion of the outstanding Principal prior to the Maturity Date without penalty.”

(c)           Interest Rate Reduction.  Section 20(g) of the Ramey Refinance Note shall be deleted in its entirety and replaced with the following:

“(g)	“Interest Rate” means ten percent (10%) per annum.”

(d)          Subordination Legend.  The following legend is added to the front of the Nicholson Refinance Note:

“THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED FREBRUARY 9, 2010 BETWEEN SILICON VALLEY BANK, JOHN L. NICHOLSON AND CHARLES E. RAMEY.”

(e)          Amendments.  Section 8 of the Ramey Refinance Note shall be deleted in its entirety and replaced with the following:

“9.           AMENDMENTS.  The terms and provisions of this Note may be amended by a written agreement signed by the Company and the Holder.”

4.            Modifications to the Security Agreement.  The following modifications to the Security Agreement are made and agreed to effective as of the date hereof:

(a)          Subordination.  The following new section will be added to the end of the Security Agreement:

“SECTION 11.            Subordination.

This Agreement shall be subject to that certain Subordination Agreement among Silicon Valley Bank, John L. Nicholson and Charles E. Ramey dated February 9, 2010 (the “Subordination Agreement”).  To the extent of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Subordination Agreement, the terms and provisions of the Subordination Agreement shall control.  Without limiting the generality of the foregoing and notwithstanding any provisions of this Agreement to the contrary, (i) the security interest granted pursuant to this Agreement shall be subordinate to the security interest of Silicon Valley Bank and its successors as provided in the Subordination Agreement and (B) the liens granted to Silicon Valley Bank and its successors shall be deemed to be a “Permitted Lien.”

5.            Modifications to the Collateral Agency Agreement.  The following modifications to the Collateral Agency Agreement are made and agreed to effective as of the date hereof:

(a)          Subordination.  The following new section will be added to the end of the Collateral Agency Agreement:

“26.           Subordination.  This Agreement shall be subject to that certain Subordination Agreement among Silicon Valley Bank, John L. Nicholson and Charles E. Ramey dated February 9, 2010 (the “Subordination Agreement”).  To the extent of a conflict between the terms and provisions of this Agreement and the terms and provisions of the Subordination Agreement, the terms and provisions of the Subordination Agreement shall control.  Without limiting the generality of the foregoing and notwithstanding any provisions of this Agreement to the contrary, (i) the security interest granted pursuant to this Agreement shall be subordinate to the security interest of Silicon Valley Bank and its successors as provided in the Subordination Agreement and (B) the liens granted to Silicon Valley Bank and its successors shall be deemed to be a “Permitted Lien.”

6.            Termination of  the Reimbursment Agreement.  Ramey and Nicholson hereby agree that, effective as of the date hereof, the Reimbursement Agreement will be cancelled and terminated and shall be of no further force or effect.

7.            Other Insider Loan Documents.  The Parties hereby agree that the Note Purchase Agreement, the Nicholson Warrant and the Ramey Warrant are not modified by this Agreement and shall remain in full force and effect.

8.            Agreement to Subordinate.  Nicholson and Ramey acknowledge that they have entered into that certain Subordination Agreement among Silicon Valley Bank, John L. Nicholson and Charles E. Ramey of even date herewith (the “Subordination Agreement”).  Nicholson and Ramey further acknowledge and agree that (i) each of the Insider Loan Documents are, and shall remain, subject to the terms and provisions of the Subordination Agreement regardless of whether the Refinance Notes are transferred and/or the rights under the Insider Loan Documents are assigned to another party and (ii) to the extent of a conflict between the terms and provisions of any of the Insider Loan Documents and the terms and provisions of the Subordination Agreement, the terms and provisions of the Subordination Agreement shall control.

9.            Additional Principal Payments on the Refinance Notes.  In the event that the Company makes any payments of principal on the Refinance Notes after the date hereof, such principal payments shall be allocated as between the Nicholson Refinance Note and the Ramey Refinance Note as follows:

For the first $525,479 of total principal payments, the ratio will be 74.22% on the Nicholson Refinance Note and 25.78% on the Ramey Refinance Note, for a total of $390,000 on the Nicholson Refinance Note and $135,479 on the Ramey Refinance Note; and

Absent written instructions from Nicholson and Ramey as to how such payments should be applied, any additional principal payments will be applied to the Refinance Notes pro rata based on the relative principal balances of the Refinance Notes.

10.          Note Holder Expenses.  The Company agrees to pay all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Ramey and/or Nicholson in connection with preparing, amending, negotiating, defending and enforcing this Agreement and the Insider Loan Documents until the Refinance Notes are paid in full.

11.          Fees.

(a)           In consideration of Nicholson’s agreements herein contained, the Company shall pay an amendment fee to Nicholson in the amount of $60,000, such amount to be payable as follows: $36,000 on the date hereof and $24,000 on or before June 30, 2010.  In addition, as additional consideration for Nicholson’s agreements herein contained, the Company will issue to Nicholson five-year warrants to acquire up to 1,484,358 shares of the Company’s common stock at an exercise price of $0.43 per share, with such warrants to be in the same form and subject to the same terms and provisions as the Nicholson Warrant, issuable as follows: (i) warrants to acquire 1,113,269 shares of the Company’s common stock issued on the date hereof and (ii) warrants to acquire 371,089 shares of the Company’s common stock issued on on April 1, 2010 provided that as of such date the Nicholson Refinance Note has not been paid in full.

(b)           In consideration of Ramey’s agreements herein contained, the Company shall pay an amendment fee to the Holder in the amount of $30,843, such amount to be payable as follows: $18,506 on the date hereof and $12,337 on or before June 30, 2010.  In addition, as additional consideration for Ramey’s agreements herein contained, the Company will issue to Ramey five-year warrants to acquire up to 665,642 shares of the Company’s common stock at an exercise price of $0.43 per share, with such warrants to be in the same form and subject to the same terms and conditions as the Ramey Warrant, issuable as follows: (i) warrants to acquire 499,232 shares of the Company’s common stock issued on the date hereof and (ii) warrants to acquire 166,410 shares of the Company’s common stock issued on April 1, 2010 provided that as of such date the Ramey Refinance Note has not been paid in full.

12.          Additional Agreements.

(a)           The Insider Loan Documents, as modified by this Agreement, shall remain in full force and effect.

(b)           The Parties represent and warrant to each other that, as of the date hereof,: (a) each such Party has full power and authority to execute this Agreement; (b) this Agreement constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; and (c) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery or performance by such party of this Agreement.

(c)           The Parties shall from time to time execute and deliver all such other documents, instruments and assurances with respect to the matters described herein, and take all such other actions as may be necessary or required to carry into force and effect the purposes and intent of this Agreement.

(d)           This Agreement, when executed by the Parties, shall be binding upon and inure to the benefit of the Parties, and their respective heirs, executors, administrators, personal representatives, successors and assigns.

(e)           This Agreement may be executed simultaneously in a number of identical counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the date first set forth above.

THE COMPANY:

US DATAWORKS, INC.

By:	/s/ J. Patrick Millinor, Jr.

Name:	J. Patrick Millinor, Jr.

Title:	Director

/s/ John L. Nicholson, M.D.
John L. Nicholson, M.D.

/s/ Charles E. Ramey
Charles E. Ramey

JOINDER SIGNATURES:

The undersigned hereby executes this joinder signature page to this Agreement, thereby indicating his consent to the changes and amendments to the Security Agreement and the Collateral Agency Agreement contained in this Agreement.

/s/ Charles E. Ramey
Charles E. Ramey, as Collateral Agent

The undersigned hereby executes this joinder signature page to this Agreement, thereby indicating her consent to the termination of the Reimbursement Agreement contained in this Agreement.

Mary Jane Nicholson
Mary Jane Nicholson